UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-8031

Seligman Value Fund Series, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices)  (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:          (212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	12/31/03

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

SELIGMAN VALUE FUND SERIES, INC.: Annual Report December 31, 2003

Seligman
Large-Cap Value Fund

Annual Report December 31, 2003 A Value Approach to Seeking the Capital Appreciation Potential of Larger Companies

Seligman
140 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 140 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Interview With Your
Portfolio Managers	2

Performance Overview	4

Portfolio Overview	7

Portfolio of Investments	9

Statement of Assets
and Liabilities	11

Statement of
Operations	12

Statements of
Changes in Net Assets	13

Notes to Financial
Statements	14

Financial Highlights	20

Report of Independent
Auditors	25

Required Federal Income
Tax Information	26

Directors and Officers	27

Glossary of Financial
Terms	31

For More Information	back
cover

To The Shareholders

Your annual shareholder report for Seligman Large-Cap Value Fund follows this letter. This report contains an interview with your Fund’s Portfolio Managers, investment results, and audited financial statements, including a portfolio of investments.

For the year ended December 31, 2003, the Fund posted a strong total return of 36.29% based on the net asset value of Class A shares. This outpaced both the Lipper Large-Cap Value Funds Average, which delivered a total return of 28.44%, and the Russell 1000 Value Index, which returned 30.03% during the same time period.

As you are probably aware, the mutual fund industry has been dealing with the issue of market timing and other disruptive or illegal trading practices in mutual fund shares. J. & W. Seligman & Co. Incorporated, which manages a family of mutual funds, including your Fund, has conducted an extensive internal review regarding these matters, the results of which have been previously reported to shareholders. For more information, please visit the Seligman website, www.seligman.com.*

We thank you for your continued support of Seligman Large-Cap Value Fund and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 20, 2004

*	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

Interview With Your Portfolio Managers
Neil T. Eigen and Richard S. Rosen

Q:	How did Seligman Large-Cap Value Fund perform during the year ended December 31, 2003?
A:	Seligman Large-Cap Value Fund delivered a strong total return of 36.29%, based on the net asset value of Class A shares for the year ended December 31, 2003. During the same time period, the Fund’s peers, as measured by the Lipper Large-Cap Value Funds Average, posted a total return of 28.44%, while the Russell 1000 Value Index returned 30.03%. The broader market, as measured by the Standard & Poor’s 500 Composite Stock Index, returned 28.67% during this time.

Q:	What market conditions and events materially affected the Fund’s performance during the period?
A:	After three consecutive negative years for the stock market, in 2003 we saw the markets and the economies of the world gain some positive direction. The continued easing by the Federal Reserve Board finally yielded results, but it was not until the end of major conflict in Iraq that the strong market rally of the second, third, and fourth quarters of 2003 began. (During the first quarter of the year, the tensions surrounding the lead-up to war in Iraq made investors nervous, and the stock market was volatile as a result.) Gross domestic product (GDP) growth improved markedly, particularly during the third quarter, suggesting that the US economic recovery was solid. The fiscal stimulus provided by the tax cut package was also important to investor confidence. Corporate earnings improved as well, and these factors contributed to an environment that proved to be highly favorable for equities.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?
A:	At the beginning of 2003, we were of the opinion that improved corporate earnings would drive the stock market higher. We believed that earnings forecasts of double-digit gains would result in similar gains for stock prices. The Fund’s portfolio had a pro-cyclical tilt during the year, and overall Fund performance benefited as a result. We ended the year with solid economic growth unfolding. Cyclical stocks anticipated the improvement in earnings, and, in general, these stocks performed very well.

The Fund’s performance during 2003 was strong, both on an absolute basis and relative to the Russell 1000 Value Index. The Fund’s largest sector concentration was in financial stocks, and this sector added to performance; money center banks did particularly well during the year. Good stock selection in the consumer discretionary sector added significantly to performance, as the Fund’s holdings outperformed those of the benchmark. Our retail and automobile holdings posted particularly strong gains. Stock selection was again a major factor in the utilities sector; the stock of a merchant energy holding posted impressive gains and contributed to the Fund’s strong absolute and relative performance in this sector.

The Fund maintained a sizable overweighting in the materials sector during the year, with our focus being on chemicals and paper and forest products. Once again, good stock selection contributed to the Fund’s outperformance versus the Russell Index in this area. Unlike the Russell Index, the Fund had no exposure to the telecommunications services sector. This underweighting was fortunate, as the sector was the weakest-performing area in the Russell Index during the period.

The Fund maintained a large overweighting in health care during the year, and the sector posted positive returns; however, health care was one of the weakest-performing areas of the Russell Index, and our exposure here detracted from relative performance. The energy sector contributed to the Fund’s performance on an absolute basis, but detracted from performance relative to the Russell Index due to stock selection.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Large-Cap Value Fund is managed by the Seligman Value Team, headed by Neil T. Eigen, who has over 30 years of experience as a value investor. Mr. Eigen and Richard S. Rosen, the Fund’s Co-Portfolio Manager, are assisted by Kari Montanus and Elizabeth Smith (trader). The Team is responsible for identifying reasonably valued large-capitalization companies with the potential for high returns on equity.

Performance Overview

This chart compares a $10,000 hypothetical investment in Seligman Large-Cap Value Fund to $10,000 hypothetical investments in the Russell 1000 Value Index and the Standard & Poor’s 500 Composite Stock Index (S&P 500) for the same period. Returns for the Fund are shown for Class A (with and without the initial 4.75% maximum sales charge), for Class B (without the 1% CDSC), and for Class D (without the 1% CDSC). Calculations assume reinvestment of distributions. The performances of Class C, Class I and Class R, which commenced on later dates, are not shown in this chart but are included in the table on page 5. This chart does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. It is important to keep in mind that the Russell 1000 Value Index and the S&P 500 exclude the effect of taxes, fees and sales charges.

The performances of Class C, Class I and Class R shares will differ from the performances shown above, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares.

Net Asset Value Per Share
	Class A	Class B	Class C	Class D	Class I	Class R

12/31/03	$10.07	$9.83	$9.83	$9.82	$10.13	$10.08

6/30/03	8.36	8.13	8.13	8.13	8.41	8.36

12/31/02	7.45	7.28	7.28	7.27	7.47	n/a

Performance Overview

Investment Results

Total Returns
For Periods Ended December 31, 2003

			Average Annual

					Class A, B,
		Class R			and D	Class C	Class I
		Since			Since	Since	Since
	Six	Inception	One	Five	Inception	Inception	Inception
	Months*	4/30/03*	Year	Years	4/25/97	5/27/99	11/30/01

Class A**

With Sales Charge	15.65%	n/a	29.84%	0.33%	5.88%	n/a	n/a

Without Sales Charge	21.46	n/a	36.29	1.31	6.67	n/a	n/a

Class B**

With CDSC†	16.09	n/a	30.23	0.16	n/a	n/a	n/a

Without CDSC	21.09	n/a	35.23	0.55	5.86	n/a	n/a

Class C**

With Sales Charge and CDSCø	18.92	n/a	32.95	n/a	n/a	(0.88)%	n/a

Without Sales Charge and CDSC	21.09	n/a	35.23	n/a	n/a	(0.65)	n/a

Class D**

With 1% CDSC	19.97	n/a	34.28	n/a	n/a	n/a	n/a

Without CDSC	20.97	n/a	35.28	0.53	5.84	n/a	n/a

Class I**	21.70	n/a	37.01	n/a	n/a	n/a	(1.81)%

Class R**

With 1% CDSC	20.58	30.15%	n/a	n/a	n/a	n/a	n/a

Without CDSC	21.58	31.15	n/a	n/a	n/a	n/a	n/a

Lipper Large-Cap Value
Funds Average***	15.66	24.70	28.44	2.14	6.74 ††	0.83	2.14

Russell 1000 Value Index***	16.55	25.62	30.03	3.56	9.38	2.09	5.79

S&P 500***	15.14	22.75	28.67	(0.57)	7.32	(1.63)	0.54

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above. With respect to Class I shares, the Manager voluntarily reimbursed certain expenses in 2002 and 2001. Absent such reimbursements, returns that include those periods would be lower.

*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on certain redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

(Continued on next page.)

Performance Overview

(Continued from page 5.)

***	The Lipper Large-Cap Value Funds Average, the Russell 1000 Value Index, and the S&P 500 are unmanaged benchmarks that assume investment of all distributions. The Russell 1000 Value Index and the S&P 500 exclude the effect of taxes, fees and sales charges, and the Lipper Large-Cap Value Funds Average excludes the effect of taxes and sales charges. The Lipper Large-Cap Value Funds Average measures the performance of mutual funds that invest at least 75% of their assets in large-cap companies and that have below-average price-to-earnings ratios relative to the S&P 500. The Russell 1000 Value Index measures the performance of large-cap value stocks. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalization. Investors cannot invest directly in an average or an index.
†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	From April 24, 1997.
ø	The CDSC is 1% for periods of 18 months or less.

Portfolio Overview

Diversification of Net Assets
December 31, 2003

				Percent of Net Assets
				December 31,

	Issues	Cost	Value	2003	2002

Common Stocks:

Aerospace and Defense	2	$ 10,764,746	$ 14,936,200	7.0	8.7

Automobiles and Components	1	10,624,753	7,200,000	3.4	2.6

Banks	3	17,722,893	20,429,800	9.5	9.9

Capital Goods	—	—	—	—	2.0

Chemicals	2	10,467,364	15,122,600	7.1	7.1

Communications Equipment	1	3,641,826	5,243,940	2.4	2.6

Computers and Peripherals	1	6,489,046	6,487,600	3.0	3.8

Diversified Financials	3	22,074,840	21,303,400	10.0	10.4

Energy	2	10,835,575	12,153,181	5.7	6.5

Food and Staple Retailing	1	6,314,319	6,511,750	3.0	2.7

Health Care Equipment and Supplies	2	11,580,144	10,951,460	5.1	6.1

Household Products	1	4,331,449	4,313,570	2.0	2.7

Industrial Conglomerates	1	5,326,770	5,576,400	2.6	—

Insurance	3	24,187,668	21,647,200	10.1	11.2

Paper and Forest Products	2	12,027,110	14,718,450	6.9	6.4

Pharmaceuticals	2	12,912,110	11,471,730	5.4	5.6

Retailing	2	7,606,864	12,887,900	6.0	4.7

Tobacco	1	5,218,056	7,618,800	3.6	3.6

Transportation	1	4,179,341	5,031,600	2.3	—

Utilities	1	4,275,392	8,496,000	4.0	3.6

	32	190,580,266	212,101,581	99.1	100.2

Short-Term Holding and
Other Assets Less Liabilities	1	1,876,293	1,876,293	0.9	(0.2)

Net Assets	33	$192,456,559	$213,977,874	100.0	100.0

Largest Industries
December 31, 2003

Percent of
Net Assets

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales

Pfizer*	Transocean**

Valero Energy*	Bristol-Meyers Squibb**

CSX	Sears, Roebuck

Cisco Systems	Georgia-Pacific

Honeywell International	FleetBoston Financial

Dow Chemical

Altria Group

J.P. Morgan Chase

United Technologies

AES

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

 *Position added during the period.
**Position eliminated during the period.

Largest Portfolio Holdings
December 31, 2003

Security	Value	Percent of Net Assets

AES	$8,496,000	4.0

J.C. Penney	7,884,000	3.7

FleetBoston Financial	7,857,000	3.7

Georgia-Pacific	7,820,850	3.7

Praxair	7,640,000	3.6

Altria Group	7,618,800	3.6

United Technologies	7,581,600	3.5

Dow Chemical	7,482,600	3.5

UNUMProvident	7,411,900	3.5

Honeywell International	7,354,600	3.4

Portfolio of Investments
December 31, 2003

	Shares	Value
Common Stocks 99.1%

Aerospace and Defense 7.0%

Honeywell International	220,000	$7,354,600

United Technologies	80,000	7,581,600

		14,936,200

Automobiles and Components 3.4%

Ford Motor	450,000	7,200,000

Banks 9.5%

Fannie Mae	90,000	6,755,400

FleetBoston Financial	180,000	7,857,000

Washington Mutual	145,000	5,817,400

		20,429,800

Chemicals 7.1%

Dow Chemical	180,000	7,482,600

Praxair	200,000	7,640,000

		15,122,600

Communications Equipment 2.4%

Cisco Systems*	215,800	5,243,940

Computers and Peripherals 3.0%

International Business Machines	70,000	6,487,600

Diversified Financials 10.0%

Bank of New York	220,000	7,286,400

Citigroup	145,000	7,038,300

J.P. Morgan Chase	190,000	6,978,700

		21,303,400

Energy 5.7%

Chevron Texaco	80,000	6,911,200

Valero Energy	113,120	5,241,981

		12,153,181

Food and Staple Retailing 3.0%

Costco Wholesale*	175,000	6,511,750

Health Care Equipment and Supplies 5.1%

Baxter International	190,000	5,798,800

Medtronic	106,000	5,152,660

		10,951,460

Household Products 2.0%

Kimberly-Clark	73,000	4,313,570

See footnotes on page 10.

Portfolio of Investments
December 31, 2003

	Shares or
	Principal Amout		Value
Industrial Conglomerates 2.6%

General Electric	180,000	shs.	$5,576,400

Insurance 10.1%

Allstate	165,000		7,098,300

St. Paul Companies	180,000		7,137,000

UNUMProvident	470,000		7,411,900

			21,647,200

Paper and Forest Products 6.9%

Georgia-Pacific	255,000		7,820,850

International Paper	160,000		6,897,600

			14,718,450

Pharmaceuticals 5.4%

Pfizer	150,000		5,299,500

Wyeth	145,400		6,172,230

			11,471,730

Retailing 6.0%

J.C. Penney	300,000		7,884,000

Sears, Roebuck	110,000		5,003,900

			12,887,900

Tobacco 3.6%

Altria Group	140,000		7,618,800

Transportation 2.3%

CSX	140,000		5,031,600

Utilities 4.0%

AES	900,000		8,496,000

Total Common Stocks (Cost $190,580,266)			212,101,581

Repurchase Agreement 0.1%

State Street Bank & Trust, 0.72%, dated 12/31/2003,
maturing 1/2/2004, in the amount of $100,004,
collateralized by: $95,000 US Treasury Notes 5%,
2/15/2011, with a fair market value of $103,788
(Cost $100,000)	$100,000		100,000

Total Investments (Cost $190,680,266) 99.2%			212,201,581

Other Assets Less Liabilities 0.8%			1,776,293

Net Assets 100.0%			$213,977,874

*Non-income producing security.
See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2003

Assets:

Investments, at value:

Common stocks (cost $190,580,266)	$212,101,581

Repurchase agreement (cost $100,000)	100,000	$212,201,581

Cash		24,862

Receivable for Capital Stock sold		2,422,994

Receivable for dividends and interest		516,537

Expenses prepaid to shareholder servicing agent		120,190

Other		3,056

Total Assets		215,289,220

Liabilities:

Payable for Capital Stock redeemed		961,618

Management fee payable		139,239

Distribution and service fees payable		128,903

Accrued expenses and other		81,586

Total Liabilities		1,311,346

Net Assets		$213,977,874

Composition of Net Assets:

Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized;
21,560,498 shares outstanding):

Class A		$ 7,788

Class B		6,323

Class C		4,046

Class D		2,696

Class I		707

Class R		—

Additional paid-in capital		252,696,147

Dividends in excess of net investment income		(4,203)

Accumulated net realized loss		(60,256,945)

Net unrealized appreciation of investments		21,521,315

Net Assets		$213,977,874

Net Asset Value per Share:

Class A ($78,428,041÷7,788,197 shares)		$10.07

Class B ($62,145,863÷6,322,762 shares)		$ 9.83

Class C ($39,764,338÷4,046,558 shares)		$ 9.83

Class D ($26,477,208÷2,696,271 shares)		$ 9.82

Class I ($7,160,428÷706,512 shares)		$10.13

Class R ($1,996÷198 shares)		$10.08

See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2003

Investment Income:

Dividends	$ 4,730,680

Interest	6,287

Total Investment Income	4,736,967

Expenses:

Management fee	1,485,877

Distribution and service fees	1,303,698

Shareholder account services	874,880

Registration	106,874

Custody and related services	68,897

Auditing and legal fees	46,587

Directors fees and expenses	18,476

Shareholder reports and communications	1,438

Miscellaneous	16,043

Total Expenses	3,922,770

Net Investment Income	814,197

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized loss on investments	(32,108,099)

Net change in unrealized depreciation of investments	88,367,121

Net Gain on Investments	56,259,022

Increase in Net Assets from Operations	$57,073,219

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,

	2003	2002

Operations:

Net investment income	$814,197	$519,977

Net realized loss on investments	(32,108,099)	(15,103,826)

Net change in unrealized appreciation (depreciation) of investments	88,367,121	(78,668,580)

Increase (Decrease) in Net Assets from Operations	57,073,219	(93,252,429)

Distributions to Shareholders:

Net investment income:

Class A	(605,582)	(517,180)

Class B	(89,697)	—

Class C	(56,328)	—

Class D	(37,398)	—

Class I	(68,159)	(34,800)

Class R	(15)	—

Decrease in Net Assets from Distributions	(857,179)	(551,980)

Capital Share Transactions:

Net proceeds from sales of shares	24,742,522	58,376,831

Exchanged from associated funds	18,314,791	43,761,213

Investment of dividends	759,460	489,474

Total	43,816,773	102,627,518

Cost of shares repurchased	(55,085,020)	(84,659,465)

Exchanged into associated funds	(13,341,432)	(38,146,690)

Total	(68,426,452)	(122,806,155)

Decrease in Net Assets from Capital Share Transactions	(24,609,679)	(20,178,637)

Increase (Decrease) in Net Assets	31,606,361	(113,983,046)

Net Assets:

Beginning of year	182,371,513	296,354,559

End of Year (net of dividends in excess of net investment
income of $4,203 and $3,359, respectively)	$213,977,874	$182,371,513

See Notes to Financial Statements.

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman Large-Cap Value Fund (the “Fund”), a series of Seligman Value Fund Series, Inc. (the “Series”), offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase.

Class C shares are sold primarily with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Effective November 25, 2003, Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares became effective on April 30, 2003. Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

Notes to Financial Statements

b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times.
Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2003, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.	Distributions to Shareholders — The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2003, amounted to $35,451,447 and $62,287,896, respectively.

At December 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $35,874,243 and $14,352,928, respectively.

4.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.80% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $7,243 from sales of Class A shares. Commissions of $55,393 and $23,892 were paid to dealers for sales of Class A and Class C shares, respectively.

Notes to Financial Statements

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2003, fees incurred under the Plan aggregated $155,829, or 0.24% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended December 31, 2003, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C and Class D shares, amounted to $553,511, $360,585 and $233,767, respectively. For the period April 30, 2003 to December 31, 2003, fees incurred in respect of Class R shares were $6, equivalent to 0.50% per annum of average daily net assets.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended December 31, 2003, such charges amounted to $31,331.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended December 31, 2003, amounted to $15,903.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2003, Seligman Services, Inc. received commissions of $603 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $7,597, pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $874,880 for shareholder account services in accordance with a methodology approved by the Series’ directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

Notes to Financial Statements
The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Series to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2003, the Series’ potential obligation under the Guaranties is $448,000. As of December 31, 2003, no event has occurred which would result in the Series becoming liable to make any payment under a Guaranty. The Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.
The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at December 31, 2003, of $4,203 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5.	Committed Line of Credit — Effective January 16, 2004, the Fund is a participant in a joint $445 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. At December 31, 2003, the committed line of credit was $420 million. The Fund’s borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions.The credit facility commitment expires in June 2004, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2003, the Fund did not borrow from the credit facility.

6.	Capital Loss Carryforward — At December 31, 2003, the Fund had a net capital loss carryforward for federal income tax purposes of $54,705,551, which is available for offset against future taxable net capital gains, with $3,172,058 expiring in 2009, $23,107,378 expiring in 2010 and $28,426,115 expiring in 2011. Accordingly, no capital gain distribution is expected to be paid to shareholders of this Fund until net capital gains have been realized in excess of the available capital loss carryforward.

In addition, the Fund elected to defer to January 1, 2004, the recognition for tax purposes of net losses of $5,526,489 realized on sales of investments after October 31, 2003. These losses will be available to offset future taxable net gains.

Notes to Financial Statements

7.	Capital Share Transactions — The Fund has authorized 1,000,000,000 shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:
	Year Ended December 31,

	2003		2002

Class A	Shares	Amount	Shares	Amount

Sales of shares	1,702,600	$14,237,864	3,584,303	$35,837,103

Exchanged from associated funds	1,203,250	10,268,582	2,722,143	24,079,558

Investment of dividends	55,212	531,145	59,227	454,636

Total	2,961,062	25,037,591	6,365,673	60,371,297

Shares repurchased	(2,721,917)	(21,902,370)	(4,553,492)	(42,681,257)

Exchanged into associated funds	(742,260)	(6,189,992)	(2,401,435)	(21,029,989)

Transfer to Class I	—	—	(175,006)	(1,767,560)

Total	(3,464,177)	(28,092,362)	(7,129,933)	(65,478,806)

Decrease	(503,115)	$(3,054,771)	(764,260)	$(5,107,509)

Class B	Shares	Amount	Shares	Amount

Sales of shares	347,357	$2,729,089	648,391	$6,021,554

Exchanged from associated funds	484,086	4,043,383	1,268,524	11,562,704

Investment of dividends	8,062	75,783	—	—

Total	839,505	6,848,255	1,916,915	17,584,258

Shares repurchased	(1,733,450)	(13,898,283)	(1,856,709)	(15,836,625)

Exchanged into associated funds	(399,178)	(3,166,948)	(1,081,347)	(9,422,532)

Total	(2,132,628)	(17,065,231)	(2,938,056)	(25,259,157)

Decrease	(1,293,123)	$(10,216,976)	(1,021,141)	$(7,674,899)

Class C	Shares	Amount	Shares	Amount

Sales of shares	315,514	$2,572,905	1,043,047	$9,908,085

Exchanged from associated funds	186,605	1,586,150	337,147	2,776,163

Investment of dividends	5,276	49,543	—	—

Total	507,395	4,208,598	1,380,194	12,684,248

Shares repurchased	(1,507,203)	(11,813,062)	(1,904,743)	(16,054,755)

Exchanged into associated funds	(236,171)	(1,832,734)	(508,117)	(4,278,448)

Total	(1,743,374)	(13,645,796)	(2,412,860)	(20,333,203)

Decrease	(1,235,979)	$(9,437,198)	(1,032,666)	$(7,648,955)

Class D	Shares	Amount	Shares	Amount

Sales of shares	359,069	$2,909,645	402,866	$3,607,395

Exchanged from associated funds	296,548	2,416,676	609,063	5,342,788

Investment of dividends	3,708	34,816	—	—

Total	659,325	5,361,137	1,011,929	8,950,183

Shares repurchased	(880,481)	(7,065,008)	(1,135,108)	(9,688,245)

Exchanged into associated funds	(269,835)	(2,151,758)	(407,803)	(3,415,721)

Total	(1,150,316)	(9,216,766)	(1,542,911)	(13,103,966)

Decrease	(490,991)	$(3,855,629)	(530,982)	$(4,153,783)

Notes to Financial Statements

	Year Ended December 31,

	2003		2002

Class I	Shares	Amount	Shares	Amount

Sales of shares	270,996	$2,291,491	332,657	$3,002,694

Transfer from Class A	—	—	175,006	1,767,560

Investment of dividends	7,041	68,158	4,536	34,838

Total	278,037	2,359,649	512,199	4,805,092

Shares repurchased	(49,207)	(406,297)	(45,417)	(398,583)

Increase	228,830	$1,953,352	466,782	$4,406,509

	April 30, 2003* to
	December 31, 2003

Class R	Shares	Amount

Sales of shares	196	$1,528

Investment of dividends	2	15

Increase	198	$1,543

8.	Other Matters — The Manager has been conducting an extensive internal review in response to recent developments regarding disruptive or illegal trading practices within the mutual fund industry. The Manager’s review noted one market timing relationship that was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced in September 2003. Additionally, the Manager identified three other market timing arrangements, all of which had been terminated, the most recent in September 2002. The Manager is confident that any financial impact of these arrangements on any Seligman Fund was minimal. The Securities and Exchange Commission (the “SEC”) and the Attorney General of the State of New York also are reviewing these matters.

In connection with the Manager’s internal review, the Manager has also reviewed its practice of placing some of the Seligman Equity Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements that the Distributor had with certain brokerage firms. The Manager is confident that the Seligman Equity Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager is also responding to information requests from the SEC relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions.

The Independent Directors of the Board of the Fund have been reviewing, and will continue to review, the foregoing matters. If the Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its personnel, the Manager will make restitution to the Fund.

* Commencement of offering of shares.

Financial Highlights

The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A

	Year Ended December 31,

	2003	2002	2001	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$7.45	$10.86	$12.16	$9.75	$10.04

Income (Loss) from Investment Operations:

Net investment income	0.07	0.07	0.06	0.07	0.05

Net realized and unrealized gain (loss)
on investments	2.63	(3.42)	(1.26)	2.74	(0.32)

Total from Investment Operations	2.70	(3.35)	(1.20)	2.81	(0.27)

Less Distributions:

Dividends from net investment income	(0.08)	(0.06)	(0.06)	—	(0.02)

Distributions from net realized capital gains	—	—	(0.04)	(0.40)	—

Total Distributions	(0.08)	(0.06)	(0.10)	(0.40)	(0.02)

Net Asset Value, End of Year	$10.07	$7.45	$10.86	$12.16	$9.75

Total Return:	36.29%	(30.85)%	(9.85)%	29.09%	(2.68)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$78,428	$61,769	$98,317	$76,411	$46,687

Ratio of expenses to average net assets	1.66%	1.61%	1.46%	1.61%	1.50%

Ratio of net investment income to
average net assets	0.89%	0.71%	0.59%	0.72%	0.53%

Portfolio turnover rate	19.09%	24.32%	17.57%	45.79%	30.97%

See footnotes on page 24.

Financial Highlights

CLASS B

	Year Ended December 31,

	2003	2002	2001	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$7.28	$10.60	$11.90	$9.62	$9.96

Income (Loss) from Investment Operations:

Net investment income (loss)	0.01	(0.01)	(0.02)	—	(0.02)

Net realized and unrealized gain (loss)
on investments	2.55	(3.31)	(1.24)	2.68	(0.32)

Total from Investment Operations	2.56	(3.32)	(1.26)	2.68	(0.34)

Less Distributions:

Dividends from net investment income	(0.01)	—	—	—	—

Distributions from net realized capital gain	—	—	(0.04)	(0.40)	—

Total Distributions	(0.01)	—	(0.04)	(0.40)	—

Net Asset Value, End of Year	$9.83	$7.28	$10.60	$11.90	$9.62

Total Return:	35.23%	(31.32)%	(10.58)%	28.13%	(3.41)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$62,146	$55,420	$91,576	$67,675	$56,926

Ratio of expenses to average net assets	2.42%	2.39%	2.21%	2.36%	2.25%

Ratio of net investment income (loss)
to average net assets	0.13%	(0.07)%	(0.16)%	(0.03)%	(0.22)%

Portfolio turnover rate	19.09%	24.32%	17.57%	45.79%	30.97%

See footnotes on page 24.

Financial Highlights

CLASS C

	Year Ended December 31,
					5/27/99* to
	2003	2002	2001	2000	12/31/99

Per Share Data:

Net Asset Value, Beginning of Period	$7.28	$10.60	$11.90	$9.62	$10.55

Income (Loss) from Investment Operations:

Net investment income (loss)	0.01	(0.01)	(0.02)	—	(0.01)

Net realized and unrealized gain (loss)
on investments	2.55	(3.31)	(1.24)	2.68	(0.92)

Total from Investment Operations	2.56	(3.32)	(1.26)	2.68	(0.93)

Less Distributions:

Dividends from net investment income	(0.01)	—	—	—	—

Distributions from net realized capital gain	—	—	(0.04)	(0.40)	—

Total Distributions	(0.01)	—	(0.04)	(0.40)	—

Net Asset Value, End of Period	$9.83	$7.28	$10.60	$11.90	$9.62

Total Return:	35.23%	(31.32)%	(10.58)%	28.13%	(8.82)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$39,764	$38,439	$66,951	$36,900	$9,169

Ratio of expenses to average net assets	2.42%	2.39%	2.21%	2.36%	2.36%†

Ratio of net investment income (loss)
to average net assets	0.13%	(0.07)%	(0.16)%	(0.03)%	(0.23)%†

Portfolio turnover rate	19.09%	24.32%	17.57%	45.79%	30.97%††

See footnotes on page 24.

Financial Highlights

CLASS D

	Year Ended December 31,

	2003	2002	2001	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$7.27	$10.59	$11.89	$9.62	$9.96

Income (Loss) from Investment Operations:

Net investment income (loss)	0.01	(0.01)	(0.02)	—	(0.02)

Net realized and unrealized gain (loss)
on investments	2.55	(3.31)	(1.24)	2.67	(0.32)

Total from Investment Operations	2.56	(3.32)	(1.26)	2.67	(0.34)

Less Distributions:

Dividends from net investment income	(0.01)	—	—	—	—

Distributions from net realized capital gain	—	—	(0.04)	(0.40)	—

Total Distributions	(0.01)	—	(0.04)	(0.40)	—

Net Asset Value, End of Year	$9.82	$7.27	$10.59	$11.89	$9.62

Total Return:	35.28%	(31.35)%	(10.59)%	28.02%	(3.41)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$26,477	$23,176	$39,392	$31,044	$34,355

Ratio of expenses to average net assets	2.42%	2.39%	2.21%	2.36%	2.25%

Ratio of net investment income (loss)
to average net assets	0.13%	(0.07)%	(0.16)%	(0.03)%	(0.22)%

Portfolio turnover rate	19.09%	24.32%	17.57%	45.79%	30.97%

See footnotes on page 24.

Financial Highlights

CLASS I					CLASS R

	Year Ended December 31,		11/30/01*		4/30/03*
			to		to
	2003	2002	12/31/01		12/31/03

Per Share Data:

Net Asset Value, Beginning of Period	$7.47	$10.86	$10.80		$7.75

Income (Loss) from Investment Operations:

Net investment income	0.12	0.11	0.01		0.04

Net realized and unrealized gain (loss) on investments	2.64	(3.42)	0.11		2.37

Total from Investment Operations	2.76	(3.31)	0.12		2.41

Less Distributions:

Dividends from net investment income	(0.10)	(0.08)	—		(0.08)

Distributions from net realized capital gains	—	—	(0.06)		—

Total Distributions	(0.10)	(0.08)	(0.06)		(0.08)

Net Asset Value, End of Period	$10.13	$7.47	$10.86		$10.08

Total Return:	37.01%	(30.52)%	1.13%		31.15%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$7,160	$3,568	$118		$2

Ratio of expenses to average net assets	1.08%	1.08%	1.04	%†	1.85	%†

Ratio of net investment income to average net assets	1.46%	1.24%	1.19	%†	0.66	%†

Portfolio turnover rate	19.09%	24.32%	17.57	%†††	19.09	%ø

Without expense reimbursement:**

Ratio of expenses to average net assets		1.12%	1.76	%†

Ratio of net investment income to average net assets		1.20%	0.48	%†

*	Commencement of offering of shares.
**	The Manager, at its discretion, reimbursed expenses for certain periods presented.
†	Annualized.
††	For the year ended December 31, 1999.
†††	For the year ended December 31, 2001.
ø	For the year ended December 31, 2003.
See Notes to Financial Statements.

Report of Independent Auditors

The Board of Directors and Shareholders,
Seligman Large-Cap Value Fund of
Seligman Value Fund Series, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Large-Cap Value Fund (the “Fund”), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Large-Cap Value Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 20, 2004

Required Federal Income Tax
Information (unaudited)

Of ordinary dividends paid to Shareholders during the Fund’s fiscal year ended December 31, 2003, 100% is eligible for the dividends received deduction for corporations.

For the fiscal year ended December 31, 2003, the Fund designates 100% of its dividend distributions as qualified dividend income.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Large-Cap Value Fund is set forth below.

Independent Directors

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Robert B. Catell (66) 3,4	Chairman and Chief Executive Officer of KeySpan Corporation (diversified
• Director: May 2003	energy, gas and electrical company); Director or Trustee of each of the
to Date	investment companies of the Seligman Group of Funds† (except
• Oversees 60 Portfolios	Seligman Cash Management Fund, Inc.); Director, Alberta Northeast Gas,
in Fund Complex	Ltd., Boundary Gas Inc., Taylor Gas Liquids, Ltd., and The Houston
Exploration Company (oil and gas exploration, development and produc-
tion companies); Edison Electric Institute, New York State Energy
Research and Development Authority, Independence Community Bank,
Business Council of New York State, Inc., New York City Partnership, and
the Long Island Association (business and civic organizations).

John R. Galvin (74) 2,4	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts
• Director: 1997 to Date	University; Director or Trustee of each of the investment companies of
• Oversees 61 Portfolios	the Seligman Group of Funds†; and Chairman Emeritus, American
in Fund Complex	Council on Germany. Formerly, Governor of the Center for Creative
Leadership; Director, Raytheon Co. (defense and commercial electronics)
and USLIFE Corporation (life insurance). From June 1987 to June 1992,
Mr. Galvin was the Supreme Allied Commander, Europe and the
Commander-in-Chief, United States European Command.

Alice S. Ilchman (68) 3,4	President Emerita, Sarah Lawrence College; Director or Trustee of each of
• Director: 1997 to Date	the investment companies of the Seligman Group of Funds†; Director,
• Oversees 61 Portfolios	Jeannette K. Watson Summer Fellowships (summer internships for col-
in Fund Complex	lege students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a
Governor of the Court of Governors, London School of Economics; and
Director, Public Broadcasting Service (PBS). Formerly, Chairman, The
Rockefeller Foundation (charitable foundation) and Director, New York
Telephone Company.

Frank A. McPherson (70) 3,4	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee
• Director: 1997 to Date	Corporation (diversified energy company); Director or Trustee of each of the
• Oversees 61 Portfolios	investment companies of the Seligman Group of Funds†; Director,
in Fund Complex	ConocoPhillips (integrated international oil corporation); Integris Health
(owner of various hospitals); BOK Financial (bank holding company);
Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research
Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public
Schools Foundation and Oklahoma Foundation for Excellence in Education.
Formerly, Director, Kimberly-Clark Corporation (consumer products) and the
Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 30.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Large-Cap Value Fund is set forth below.

Independent Directors (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

John E. Merow (74) 2,4	Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm);
• Director: 1997 to Date	Director or Trustee of each of the investment companies of the Seligman
• Oversees 61 Portfolios	Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturer
in Fund Complex	of aluminum sheet products); Director and Treasurer, the Foreign Policy
Association; Director Emeritus, Municipal Art Society of New York;
Trustee and Secretary, the U.S. Council for International Business; Trustee
and Vice Chairman, New York-Presbyterian Healthcare System, Inc.;
Trustee, New York-Presbyterian Hospital; and Member of the American
Law Institute and Council on Foreign Relations.

Betsy S. Michel (61) 2,4	Attorney; Director or Trustee of each of the investment companies of the
• Director: 1997 to Date	Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation
• Oversees 61 Portfolios	(charitable foundation) and World Learning, Inc. (international educa-
in Fund Complex	tional training). Formerly, Chairman of the Board of Trustees of St.
George’s School (Newport, RI).

Leroy C. Richie (62) 2,4	Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library
• Director: 2000 to Date	of technical standards); Director or Trustee of each of the investment com-
• Oversees 60 Portfolios	panies of the Seligman Group of Funds†(except Seligman Cash
in Fund Complex	Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration);
Director and Chairman, Highland Park Michigan Economic Development
Corp. Formerly, Trustee, New York University Law Center Foundation; Vice
Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.;
Chairman and Chief Executive Officer, Capital Coating Technologies, Inc.
(applied coating technologies); and Vice President and General Counsel,
Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (71) 3,4	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee
• Director: 1997 to Date	of each of the investment companies of the Seligman Group of Funds†.
• Oversees 61 Portfolios	Formerly, Director, USLIFE Corporation (life insurance).
in Fund Complex

James N. Whitson (68) 2,4	Retired Executive Vice President and Chief Operating Officer, Sammons
• Director: 1997 to Date	Enterprises, Inc. (a diversified holding company); Director or Trustee of each
• Oversees 61 Portfolios	of the investment companies of the Seligman Group of Funds†; Director,
in Fund Complex	C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc.

See footnotes on page 30.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Large-Cap Value Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

William C. Morris (65)*[1]	Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board
• Director and Chairman	and Director or Trustee of each of the investment companies of the
of the Board:	Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman
1997 to Date	Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic prop-
• Oversees 61 Portfolios	pants for oil and gas industry); and Director, Seligman Data Corp.
in Fund Complex	Formerly, Director, Kerr-McGee Corporation (diversified energy company)
and Chief Executive Officer of each of the investment companies of the
Seligman Group of Funds.

Brian T. Zino (51)* [1]	Director and President, J. & W. Seligman & Co. Incorporated; Chief
• Director and President:	Executive Officer, President and Director or Trustee of each of the invest-
1997 to Date	ment companies of the Seligman Group of Funds†; Director, Seligman
• Chief Executive Officer:	Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data
2002 to Date	Corp.; Member of the Board of Governors of the Investment Company
• Oversees 61 Portfolios	Institute; and Chairman, ICI Mutual Insurance Company.
in Fund Complex

Neil T. Eigen (60)	Managing Director, J. & W. Seligman & Co. Incorporated. Vice President
• Vice President and	and Co-Portfolio Manager of Seligman Small-Cap Value Fund; Vice
Co-Portfolio Manager:	President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its
1997 to Date	Large-Cap Value Portfolio and Small-Cap Value Portfolio. Formerly, Senior
Managing Director, Chief Investment Officer and Director of Equity
Investing, Bear Stearns Asset Management.

Richard S. Rosen (45)	Managing Director, J. & W. Seligman & Co. Incorporated. Vice President
• Vice President and	and Co-Portfolio Manager of Seligman Small-Cap Value Fund; Vice
Co-Portfolio Manager:	President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its
1997 to Date	Large-Cap Value Portfolio and Small-Cap Value Portfolio. Formerly, Senior
Managing Director, Chief Investment Officer and Director of Equity
Investing, Bear Stearns Asset Management.

Thomas G. Rose (46)	Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated,
• Vice President:	Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each
2000 to Date	of the investment companies of the Seligman Group of Funds†, Seligman
Services, Inc. and Seligman International, Inc. Formerly, Treasurer of the
investment companies of the Seligman Group of Funds and Seligman
Data Corp.

See footnotes on page 30.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Large-Cap Value Fund is set forth below.

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Lawrence P. Vogel (47)	Senior Vice President and Treasurer, Investment Companies, J. & W.
• Vice President:	Seligman & Co. Incorporated; Vice President and Treasurer of each of the
1997 to Date	investment companies of the Seligman Group of Funds†; Treasurer,
• Treasurer:	Seligman Data Corp. Formerly, Senior Vice President, Finance,
2000 to Date	J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and
Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice
President and Treasurer, Seligman International, Inc. and Treasurer,
Seligman Henderson Co.

Frank J. Nasta (39)	Managing Director, General Counsel and Corporate Secretary, J. & W.
• Secretary:	Seligman & Co. Incorporated; Secretary of each of the investment compa-
1997 to Date	nies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman
Services, Inc., Seligman International, Inc. and Seligman Data Corp.
Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co.
Incorporated; and Corporate Secretary, Seligman Henderson Co.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.
*	Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member: 1 Executive Committee 2 Audit Committee 3 Director Nominating Committee 4 Board Operations Committee

Glossary of Financial Terms

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Glossary of Financial Terms

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

Real Estate Investment Trust (REIT) — A REIT is a company dedicated to owning, and in most cases, operating income-producing real estate, such as apartments, shopping centers, offices and warehouses. Some REITs also engage in financing real estate.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semi-annual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book, AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001 and National Association of Real Estate Investment Trust website.

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue • New York, NY 10017

General Distributor
Seligman Advisors, Inc.
 100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue • New York, NY 10017

General Counsel
 Sullivan & Cromwell LLP

Independent Auditors
Deloitte & Touche LLP

For More Information

Important Telephone Numbers

(800) 221-2450	Shareholder Services
(800) 445-1777	Retirement Plan Services
(212) 682-7600	Outside the United States
(800) 622-4597	24-Hour Automated Telephone Access Service

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Large-Cap Value Fund, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

12/03 EQVLC2

Seligman
140 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 140 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

To The Shareholders

Your annual shareholder report for Seligman Small-Cap Value Fund follows this letter. This report contains an interview with your Fund’s Portfolio Managers, investment results, and audited financial statements, including a portfolio of investments.

For the year ended December 31, 2003, the Fund posted a total return of 48.96% based on the net asset value of Class A shares. This outpaced both the 42.29% return of the Fund’s peers, as measured by the Lipper Small-Cap Value Funds Average, and the 46.03% return of the Russell 2000 Value Index for the same time period.

As you are probably aware, the mutual fund industry has been dealing with the issue of market timing and other disruptive or illegal trading practices in mutual fund shares. J. & W. Seligman & Co. Incorporated, which manages a family of mutual funds, including your Fund, has conducted an extensive internal review regarding these matters, the results of which have been previously reported to shareholders. For more information, please visit the Seligman website, www.seligman.com.*

We thank you for your continued support of Seligman Small-Cap Value Fund and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris Chairman

Brian T. Zino President

February 20, 2004

*

The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

1

Interview With Your Portfolio Managers
Neil T. Eigen and Richard S. Rosen

Q:	How did Seligman Small-Cap Value Fund perform during the year ended December 31, 2003?

A:

Seligman Small-Cap Value Fund delivered a total return of 48.96% based on the net asset value of Class A shares for the year ended December 31, 2003. This return outpaced that of the Russell 2000 Value Index, which returned 46.03% during the same time period, as well as that of the Fund’s peer group, as measured by the Lipper Small-Cap Value Funds Average, which returned 42.29%.

Q:	What market conditions and events materially affected the Fund’s performance during the period?

A:

The stock market posted strong results in 2003, due largely to: 1) the elimination of investor anxiety related to the Iraq war, and 2) a robust economy brought about by the combination of stimulative monetary policy, tax cuts, and increased government spending. During the first two and a half months of 2003, the stock market was down amid fears related to war preparations and on the heels of nearly two years of negative earnings surprises. The balance of the year was characterized by strong GDP numbers, positive earnings estimate revisions, and improving consumer sentiment. Also important was a continuing weakening of the US dollar versus our major trading partners (though China’s currency is pegged to the dollar), which generally made US-manufactured products more competitive in the global markets.

All of these improvements came in the absence of any pickup in inflation. In short, the environment for equities in general, and small-cap stocks in particular, was highly favorable. Small-cap stocks outperformed the broader market by a large margin, as they historically have following a protracted downturn for the economy.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:

At the beginning of 2003, the Fund was positioned to take advantage of the following themes: 1) an expected economic recovery, and 2) an undervaluation of specific health care stocks. We also sought to find attractive investment opportunities in the technology sector, as this sector had been in a bear market for nearly three straight years. Fortunately, the year played out as we anticipated, and the Fund’s performance, both relative and absolute, was strong.

Industrials were the Fund’s largest sector weighting; our overweighted position and good stock selection had a positive effect on performance. Our exposure to the health care sector, and in particular our large overweighting versus the Russell Index in this area, was a large contributor to Fund performance during the year. Pharmaceuticals and biotechnology holdings performed especially well. The Fund’s exposure to the information technology sector also helped performance signifi-cantly on an absolute basis, as this was one

2

Interview With Your Portfolio Managers
Neil T. Eigen and Richard S. Rosen

of the market’s best-performing sectors during 2003. The Fund’s semiconductor and electronic equipment holdings did well during this time. Additionally, good stock selection in the consumer discretionary sector, where the Fund maintained an overweighting and focused on specialty retailers, was a strong boost to performance on both a relative and absolute basis.

The Fund was significantly underweighted in the financial sector versus the Russell Index. This helped absolute performance, as this sector was not a particularly strong performer in 2003. However, stock selection in financials hurt the Fund’s relative performance, as we underperformed the Russell Index in this sector. Stock selection in the materials sector was also a drag on relative performance, though absolute performance in this sector was strong. The Fund underperformed the Russell Index in the consumer staples sector, which detracted from relative performance.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Small-Cap Value Fund is managed by the Seligman Value Team, headed by Neil T. Eigen, who has over 30 years of experience as a value investor. Mr. Eigen and Richard S. Rosen, the Fund’s Co-Portfolio Manager, are assisted by Kari Montanus and Elizabeth Smith (trader). The Team is responsible for identifying reasonably valued small-capitalization companies with the potential for high returns on equity.

3

Performance Overview

This chart compares a $10,000 hypothetical investment made in Seligman Small-Cap Value Fund since the commencement of operations on April 25, 1997, through December 31, 2003,to $10,000 investments made in the Russell 2000 Value Index for the same period. Returns for the Fund are shown for Class A  (with and without the initial 4.75% maximum sales charge), for Class B (without the 1% CDSC), and for Class D (without the 1% CDSC). Calculations assume reinvestment of distributions. The performances of Class C, Class I and Class R shares, which commenced on later dates, are not shown in this chart but are included in the table on page 5. This chart does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. It is important to keep in mind that the Russell 2000 Value Index excludes the effects of taxes, fees and sales charges.

The performances of Class C, Class I and Class R shares will differ from the performances shown above, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares.

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R

12/31/03	$14.30	$13.63	$13.63	$13.63	$14.48	$14.31
6/30/03	11.35	10.86	10.86	10.86	11.45	11.35
12/31/02	9.60	9.22	9.22	9.22	9.66	n/a

4

Performance Overview

Investment Results

Total Returns
For Periods Ended December 31, 2003

			Average Annual

	Six Months*	Class R Since Inception 4/30/03*	One Year	Five Years	Class A, B, and D Since Inception 4/25/97		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01

Class A**

With Sales Charge	19.97%	n/a	41.86%	11.71%	10.28%		n/a	n/a
Without Sales Charge	25.99	n/a	48.96	12.80	11.10		n/a	n/a
Class B**

With CDSC†	20.51	n/a	42.83	11.72	n/a		n/a	n/a
Without CDSC	25.51	n/a	47.83	11.98	10.31		n/a	n/a
Class C**

With Sales Charge and CDSCø	23.26	n/a	45.41	n/a	n/a		11.86%	n/a
Without Sales Charge and CDSC	25.51	n/a	47.83	n/a	n/a		12.10	n/a
Class D**

With 1% CDSC	24.51	n/a	46.83	n/a	n/a		n/a	n/a
Without CDSC	25.51	n/a	47.83	11.98	10.31		n/a	n/a
Class I**	26.46	n/a	49.90	n/a	n/a		n/a	14.69%

Class R**

With 1% CDSC	25.08	38.34%	n/a	n/a	n/a		n/a	n/a
Without CDSC	26.08	39.34	n/a	n/a	n/a		n/a	n/a
Lipper Small-Cap Value Funds Average***	24.12	38.55	42.29	13.12	12.26	††	13.62	15.79

Russell 2000 Value Index***	25.36	40.50	46.03	12.28	12.53		13.27	16.42

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above. With respect to Class I shares, the Manager reimbursed certain expenses in 2002 and 2001. Absent such reimbursements, returns that include these periods would be lower.

See footnotes on page 6.

5

Performance Overview

*	Returns for periods of less than one year are not annualized.
**

Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter.

Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on certain redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

***

The Lipper Small-Cap Value Funds Average and the Russell 2000 Value Index are unmanaged benchmarks that assume investment of dividends and exclude the effect of taxes and sales charges. The Russell 2000 Value Index also excludes the effect of fees. The Lipper Small-Cap Value Funds Average measures the performance of mutual funds which invest primarily in value stocks with market capitalizations of less than $2 billion at the time of purchase. The Russell 2000 Value Index consists of small-company value stocks. Investors cannot invest directly in an average or an index.

†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	From April 24, 1997.
ø	The CDSC is 1% for periods of 18 months or less.

6

Portfolio Overview

Diversification of Net Assets
December 31, 2003

				Percent of Net Assets December 31,

	Issues	Cost	Value	2003	2002

Common Stocks:

Aerospace and Defense	1	$2,279,774	$5,520,000	1.9	2.7
Chemicals	6	28,633,479	31,906,600	11.2	9.3
Commercial Services and Supplies	3	16,537,172	20,867,598	7.3	6.3
Consumer Staples	3	10,170,161	15,145,100	5.3	9.0
Containers and Packaging	1	4,487,893	5,937,600	2.1	2.9
Energy	2	9,971,636	12,376,600	4.4	8.4
Financials	4	13,503,691	19,655,900	6.9	9.0
Health Care Equipment and Supplies	1	3,975,735	4,662,400	1.6	2.9
Health Care Providers and Services	4	13,686,021	23,598,375	8.3	5.1
Household Durables	2	4,741,943	13,570,400	4.8	6.6
Machinery	3	16,761,321	16,635,600	5.8	7.0
Media	1	6,090,099	4,894,500	1.7	2.1
Metals and Mining	1	4,315,261	5,422,300	1.9	–
Paper and Forest Products	1	5,971,234	5,557,200	2.0	2.5
Pharmaceuticals and Biotechnology	4	26,062,100	24,093,450	8.5	7.8
Real Estate	–	–	–	–	1.6
Retailing	4	16,768,643	26,922,075	9.5	8.5
Semiconductors and
Semiconductor Equipment	2	11,168,472	14,364,000	5.0	5.4
Software and Services	1	5,194,294	4,510,500	1.6	–
Technology Hardware and Equipment	2	7,835,913	13,209,751	4.6	2.3
Transportation	2	7,172,008	9,146,450	3.2	1.4

	48	215,326,850	277,996,399	97.6	100.8
Short-Term Holding and Other Assets Less Liabilities	1	6,812,465	6,812,465	2.4	(0.8)

Net Assets	49	$222,139,315	$284,808,864	100.0	100.0

Largest Industries
December 31, 2003

7

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases

Mentor Graphics*
Andrx*
Peabody Energy*
Extreme Networks*
Cabot*
The Wet Seal (Class A)
Lyondell Chemical
Crompton
Montpelier Re Holdings
Stewart & Stevenson Services

Largest Sales

Innkeepers USA Trust**
AGCO**
Loews-Carolina Group**
J.B. Hunt Transport Services
Eon Labs
Continental Airlines
Navistar International
Trimble Navigation
Agere Systems (Class A)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings
December 31, 2003

Security	Value	Percent of Net Assets

Urban Outfitters	$10,372,600	3.6
Agere Systems (Class A)	9,150,000	3.2
Harman International Industries	8,877,600	3.1
Protein Design Labs	8,820,000	3.1
Sotheby’s Holdings (Class A)	8,196,000	2.9
Trimble Navigation	8,166,400	2.9
Eon Labs	7,131,600	2.5
Select Medical	6,837,600	2.4
Minerals Technologies	6,813,750	2.4
Universal Compression Holdings	6,801,600	2.4

8

Portfolio of Investments
December 31, 2003

	Shares	Value

Common Stocks 97.6%

Aerospace and Defense 1.9%

Cubic	240,000	$5,520,000

Chemicals 11.2%

Cabot	140,000	4,457,600
Crompton	650,000	4,660,500
Lyondell Chemical	265,000	4,491,750
Minerals Technologies	115,000	6,813,750
NOVA Chemicals (Canada)	240,000	6,468,000
Olin	250,000	5,015,000

		31,906,600

Commercial Services and Supplies 7.3%

Brink’s	265,440	6,001,598
Korn/Ferry International	500,000	6,670,000
Sotheby’s Holdings (Class A)*	600,000	8,196,000

		20,867,598

Consumer Staples 5.3%

American Italian Pasta*	110,000	4,609,000
Bunge	150,000	4,938,000
Constellation Brands (Class B)*	170,000	5,598,100

		15,145,100

Containers and Packaging 2.1%

Smurfit-Stone Container*	320,000	5,937,600

Energy 4.4%

Hanover Compressor*	500,000	5,575,000
Universal Compression Holdings*	260,000	6,801,600

		12,376,600

Financials 6.9%

W.R. Berkley	150,000	5,242,500
Commercial Federal	180,000	4,807,800
Montpelier Re Holdings*	140,000	5,138,000
The PMI Group	120,000	4,467,600

		19,655,900

Health Care Equipment and Supplies 1.6%

Edwards Lifesciences*	155,000	4,662,400

Health Care Providers and Services 8.3%

Andrx*	255,000	6,131,475
Apria Healthcare Group*	190,000	5,409,300
Oxford Health Plans*	120,000	5,220,000
Select Medical*	420,000	6,837,600

		23,598,375

See footnotes on page 11.

9

Portfolio of Investments
December 31, 2003

	Shares	Value

Household Durables 4.8%

Furniture Brands International*	160,000	$4,692,800
Harman International Industries	120,000	8,877,600

		13,570,400

Machinery 5.8%

Mueller Industries*	150,000	5,154,000
Navistar International	140,000	6,704,600
Stewart & Stevenson Services	340,000	4,777,000

		16,635,600

Media 1.7%

Cadmus Communications	390,000	4,894,500

Metals and Mining 1.9%

Peabody Energy	130,000	5,422,300

Paper and Forest Products 2.0%

Bowater	120,000	5,557,200

Pharmaceuticals and Biotechnology 8.5%

Enzon*	275,000	3,291,750
Eon Labs*	140,000	7,131,600
Pharmacopeia*	340,000	4,850,100
Protein Design Labs*	490,000	8,820,000

		24,093,450

Retailing 9.5%

American Eagle Outfitters*	320,000	5,249,600
Fred’s	205,000	6,349,875
Urban Outfitters*	280,000	10,372,600
The Wet Seal (Class A)*	500,000	4,950,000

		26,922,075

Semiconductors and Semiconductor Equipment 5.0%

Agere Systems (Class A)*	3,000,000	9,150,000
Skyworks Solutions	600,000	5,214,000

		14,364,000

Software and Services 1.6%

Mentor Graphics	310,000	4,510,500

Technology Hardware and Equipment 4.6%

Extreme Networks*	698,525	5,043,351
Trimble Navigation*	220,000	8,166,400

		13,209,751

See footnotes on page 11.

10

Portfolio of Investments
December 31, 2003

	Shares or Principal Amount		Value

Transportation 3.2%

Continental Airlines*	280,000	shs.	$4,555,600
J.B. Hunt Transport Services*	170,000		4,590,850

			9,146,450

Total Common Stocks (Cost $215,326,850)			277,996,399

Repurchase Agreement 0.4%

State Street Bank & Trust, 0.72%, dated 12/31/2003, maturing 1/2/2004, in the amount of $1,200,048, collateralized by: $1,135,000 US Treasury Notes 5%, 2/15/2011, with a fair market value of $1,239,988 (Cost $1,200,000)	$1,200,000		1,200,000

Total Investments (Cost $216,526,850) 98.0%			279,196,399

Other Assets Less Liabilities 2.0%			5,612,465

Net Assets 100.0%			$284,808,864

*Non-income producing security.
See Notes to Financial Statements.

11

Statement of Assets and Liabilities
December 31, 2003

Assets:

Investments, at value:
Common stocks (cost $215,326,850)	$277,996,399
Repurchase agreement (cost $1,200,000)	1,200,000	$279,196,399
Cash		153,432
Receivable for Capital Stock sold		7,094,089
Expenses prepaid to shareholder servicing agent		154,962
Receivable for dividends and interest		109,124
Other		1,084

Total Assets		286,709,090

Liabilities:

Payable for Capital Stock redeemed		1,422,645
Management fee payable		230,352
Distribution and service fees payable		165,956
Accrued expenses and other		81,273

Total Liabilities		1,900,226

Net Assets		$284,808,864

Composition of Net Assets:

Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized; 20,466,924 shares outstanding):
Class A		$8,196
Class B		6,342
Class C		2,336
Class D		3,138
Class I		455
Additional paid-in capital		227,716,003
Accumulated net investment loss		(4,143)
Accumulated net realized loss		(5,593,012)
Net unrealized appreciation of investments		62,669,549

Net Assets		$284,808,864

Net Asset Value per Share:

Class A ($117,200,341 ÷ 8,195,598 shares)		$14.30
Class B ($86,426,641 ÷ 6,342,630 shares)		$13.63
Class C ($31,831,926 ÷ 2,335,595 shares)		$13.63
Class D ($42,762,795 ÷ 3,138,140 shares)		$13.63
Class I ($6,585,072 ÷ 454,815 shares)		$14.48
Class R ($2,089 ÷ 146 shares)		$14.31

See Notes to Financial Statements.

12

Statement of Operations
For the Year Ended December 31, 2003

Investment Income:

Dividends (net of foreign tax withheld of $10,391)	$1,435,127
Interest	8,985

Total Investment Income	1,444,112

Expenses:

Management fee	2,138,897
Distribution and service fees	1,474,227
Shareholder account services	940,720
Registration	93,509
Custody and related services	70,636
Auditing and legal fees	43,128
Directors fees and expenses	17,887
Shareholder reports and communications	9,442
Miscellaneous	18,922

Total Expenses	4,807,368

Net Investment Loss	(3,363,256)

Net Realized and Unrealized Gain on Investments:

Net realized gain on investments	5,752,817
Net change in unrealized appreciation of investments	83,126,812

Net Gain on Investments	88,879,629

Increase in Net Assets from Operations	$85,516,373

See Notes to Financial Statements.

13

Statements of Changes in Net Assets

	Year Ended December 31,

	2003	2002

Operations:

Net investment loss	$(3,363,256)	$(3,462,629)
Net realized gain on investments	5,752,817	2,069,369
Net change in unrealized appreciation (depreciation) of investments	83,126,812	(46,777,492)

Increase (Decrease) in Net Assets From Operations	85,516,373	(48,170,752)

Capital Share Transactions:

Net proceeds from sales of shares	47,849,222	59,323,633
Exchanged from associated funds	24,435,800	88,728,034

Total	72,285,022	148,051,667

Cost of shares repurchased	(44,891,271)	(46,556,739)
Exchanged into associated funds	(15,764,450)	(57,248,322)

Total	(60,655,721)	(103,805,061)

Increase in Net Assets From Capital Share Transactions	11,629,301	44,246,606

Increase (Decrease) in Net Assets	97,145,674	(3,924,146)

Net Assets:

Beginning of year	187,663,190	191,587,336

End of Year (net of accumulated net investment loss of $4,143 and $3,311, respectively)	$284,808,864	$187,663,190

See Notes to Financial Statements.

14

Notes to Financial Statements

1.

Multiple Classes of Shares — Seligman Small-Cap Value Fund (the “Fund”), a series of Seligman Value Fund Series, Inc., (the “Series”) offers the following six classes of shares: Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase.

Class C shares are sold primarily with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Effective November 25, 2003, Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares became effective November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares became effective on April 30, 2003, and had no transactions other than a sale of 146 shares to Seligman Advisors, Inc. (the “Distributor”) for $1,500. Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares. All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation — Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.

Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

15

Notes to Financial Statements

c.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

d.

Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

e.

Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2003, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.

Distributions to Shareholders — The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2003, amounted to $56,725,369 and $56,821,526, respectively.

At December 31, 2003, the cost of investments for federal income tax purposes was $217,034,413. The tax basis cost was greater than the cost for financial reporting purposes, primarily due to the tax deferral of losses on wash sales in the amount of $507,563. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $85,485,806 and $23,323,820, respectively.

4.

Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.00% per annum of the Fund’s average daily net assets.

The Distributor, agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $16,093 from sales of Class A shares. Commissions of $129,578 and $57,123 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of

16

Notes to Financial Statements

the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2003, fees incurred under the Plan aggregated $201,622, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended December 31, 2003, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $699,872, $233,174, and $339,553, respectively. For the period April 30, 2003 to December 31, 2003, fees incurred in respect of Class R shares were $6, equivalent to 0.50% per annum of average daily net assets.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended December 31, 2003, such charges amounted to $25,899.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended December 31, 2003, amounted to $16,858.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2003, Seligman Services, Inc. received commissions of $847 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $10,935, pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $940,720 for shareholder account services in accordance with a methodology approved by the Series’ directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes, and number of shareholder accounts.

17

Notes to Financial Statements

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Series to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2003, the Series’ potential obligation under the Guaranties is $448,000. As of December 31, 2003, no event has occurred which would result in the Series becoming liable to make any payment under a Guaranty. The Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at December 31, 2003, of $4,143 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5.

Committed Line of Credit — Effective January 16, 2004, the Fund is a participant in a joint $445 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. At December 31, 2003, the committed line of credit was $420 million. The Fund’s borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2004, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2003, the Fund did not borrow from the credit facility.

6.

Capital Loss Carryforward — At December 31, 2003, the Fund had a net capital loss carryforward for federal income tax purposes of $5,085,449, after utilizing $5,752,111 to offset current year net capital gains, which is available for offset against future taxable net capital gains, expiring in 2008. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distribution is expected to be paid to shareholders of the Fund until net capital gains have been realized in excess of the available capital loss carryforward.

18

Notes to Financial Statements

7.	Capital Share Transactions — The Fund has authorized 1,000,000,000 shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended December 31,

	2003		2002

Class A	Shares	Amount	Shares	Amount

Sales of shares	2,628,072	$32,091,004	2,388,531	$26,136,164
Exchanged from associated funds	1,046,683	11,736,350	4,062,891	45,721,854

Total	3,674,755	43,827,354	6,451,422	71,858,018

Shares repurchased	(1,859,811)	(20,767,771)	(1,946,559)	(20,558,509)
Exchanged into associated funds	(712,928)	(7,026,951)	(3,246,011)	(34,807,206)
Transfer to Class I	—	—	(202,601)	(2,281,288)

Total	(2,572,739)	(27,794,722)	(5,395,171)	(57,647,003)

Increase	1,102,016	$16,032,632	1,056,251	$14,211,015

Class B	Shares	Amount	Shares	Amount

Sales of shares	330,447	$3,655,047	1,145,401	$12,789,861
Exchanged from associated funds	640,519	7,270,407	2,238,038	25,121,087

Total	970,966	10,925,454	3,383,439	37,910,948

Shares repurchased	(1,153,273)	(12,086,983)	(1,252,448)	(12,662,640)
Exchanged into associated funds	(562,630)	(5,359,740)	(1,358,897)	(13,388,363)

Total	(1,715,903)	(17,446,723)	(2,611,345)	(26,051,003)

Increase (decrease)	(744,937)	$(6,521,269)	772,094	$11,859,945

Class C	Shares	Amount	Shares	Amount

Sales of shares	518,406	$6,065,744	1,111,869	$12,580,715
Exchanged from associated funds	196,290	2,201,340	450,028	5,042,015

Total	714,696	8,267,084	1,561,897	17,622,730

Shares repurchased	(450,314)	(4,657,798)	(477,654)	(4,865,420)
Exchanged into associated funds	(133,124)	(1,295,497)	(401,065)	(4,015,357)

Total	(583,438)	(5,953,295)	(878,719)	(8,880,777)

Increase	131,258	$2,313,789	683,178	$8,741,953

Class D	Shares	Amount	Shares	Amount

Sales of shares	390,771	$4,349,077	523,714	$5,627,390
Exchanged from associated funds	288,260	3,227,703	1,145,868	12,843,078

Total	679,031	7,576,780	1,669,582	18,470,468

Shares repurchased	(624,730)	(6,585,179)	(803,668)	(8,090,288)
Exchanged into associated funds	(207,765)	(2,082,262)	(508,569)	(5,037,396)

Total	(832,495)	(8,667,441)	(1,312,237)	(13,127,684)

Increase (decrease)	(153,464)	$(1,090,661)	357,345	$5,342,784

Class I	Shares	Amount	Shares	Amount

Sales of shares	145,320	$1,686,850	199,348	$2,189,503
Transfer from Class A	—	—	202,601	2,281,288

Total	145,320	1,686,850	401,949	4,470,791

Shares repurchased	(64,750)	(793,540)	(37,157)	(379,882)

Increase	80,570	$893,310	364,792	$4,090,909

19

Notes to Financial Statements

	April 30, 2003* to December 31, 2003

Class R	Shares	Amount

Sales of shares	146	$1,500

*	Commencement of offering of shares.

8.

Other Matters — The Manager has been conducting an extensive internal review in response to recent developments regarding disruptive or illegal trading practices within the mutual fund industry. The Manager’s review noted one market timing relationship that was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced in September 2003. Additionally, the Manager identified three other market timing arrangements, all of which had been terminated, the most recent in September 2002. The Manager is confident that any financial impact of these arrangements on any Seligman Fund was minimal. The Securities and Exchange Commission (the “SEC”) and the Attorney General of the State of New York also are reviewing these matters.

In connection with the Manager’s internal review, the Manager has also reviewed its practice of placing some of the Seligman Equity Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements that the Distributor had with certain brokerage firms. The Manager is confident that the Seligman Equity Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager is also responding to information requests from the SEC relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions.

The Independent Directors of the Board of the Fund have been reviewing, and will continue to review, the foregoing matters. If the Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its personnel, the Manager will make restitution to the Fund.

20

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A

	Year Ended December 31,

	2003	2002	2001	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$9.60	$11.63	$10.01	$7.91	$7.87

Income (Loss) from Investment Operations:

Net investment loss	(0.11)	(0.12)	(0.10)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	4.81	(1.91)	1.72	2.19	0.15

Total from Investment Operations	4.70	(2.03)	1.62	2.10	0.08

Less Distributions:

Distributions from net realized capital gain	—	—	—	—	(0.04)

Net Asset Value, End of Year	$14.30	$9.60	$11.63	$10.01	$7.91

Total Return:	48.96%	(17.45)%	16.18%	26.55%	1.00%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$117,200	$68,082	$70,241	$46,807	$40,678
Ratio of expenses to average net assets	1.81%	1.88%	1.75%	1.96%	1.86%
Ratio of net investment loss to average net assets	(1.14)%	(1.16)%	(0.91)%	(1.08)%	(0.92)%
Portfolio turnover rate	26.48%	32.45%	38.37%	40.65%	41.48%

See footnotes on page 25.

21

Financial Highlights

CLASS B

	Year Ended December 31,

	2003	2002	2001	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$9.22	$11.26	$9.76	$7.76	$7.78

Income (Loss) from Investment Operations:

Net investment loss	(0.21)	(0.20)	(0.17)	(0.15)	(0.14)

Net realized and unrealized gain (loss) on investments	4.62	(1.84)	1.67	2.15	0.16

Total from Investment Operations	4.41	(2.04)	1.50	2.00	0.02

Less Distributions:

Distributions from net realized capital gain	—	—	—	—	(0.04)

Net Asset Value, End of Year	$13.63	$9.22	$11.26	$9.76	$7.76

Total Return:	47.83%	(18.12)%	15.37%	25.77%	0.24%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$86,427	$65,317	$71,088	$43,486	$46,030
Ratio of expenses to average net assets	2.56%	2.63%	2.50%	2.71%	2.61%
Ratio of net investment loss to average net assets	(1.89)%	(1.91)%	(1.66)%	(1.82)%	(1.67)%
Portfolio turnover rate	26.48%	32.45%	38.37%	40.65%	41.48%

See footnotes on page 25.

22

Financial Highlights

CLASS C

	Year Ended December 31,				5/27/99* to 12/31/99

	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Period	$9.22	$11.26	$9.76	$7.76	$8.10

Income (Loss) from Investment Operations:

Net investment loss	(0.19)	(0.20)	(0.17)	(0.16)	(0.07)
Net realized and unrealized gain (loss) on investments	4.60	(1.84)	1.67	2.16	(0.23)

Total from Investment Operations	4.41	(2.04)	1.50	2.00	(0.30)

Less Distributions:

Distributions from net realized capital gain	—	—	—	—	(0.04)

Net Asset Value, End of Period	$13.63	$9.22	$11.26	$9.76	$7.76

Total Return:	47.83%	(18.12)%	15.37%	25.77%	(3.72)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$31,832	$20,316	$17,123	$5,114	$1,254
Ratio of expenses to average net assets	2.56%	2.63%	2.50%	2.71%	2.69%†
Ratio of net investment loss to average net assets	(1.89)%	(1.91)%	(1.66)%	(1.82)%	(1.65)%†
Portfolio turnover rate	26.48%	32.45%	38.37%	40.65%	41.48%††

See footnotes on page 25.

23

Financial Highlights

CLASS D

	Year Ended December 31,

	2003	2002	2001	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$9.22	$11.26	$9.76	$7.76	$7.78

Income (Loss) from Investment Operations:

Net investment loss	(0.20)	(0.20)	(0.17)	(0.15)	(0.13)
Net realized and unrealized gain (loss) on investments	4.61	(1.84)	1.67	2.15	0.15

Total from Investment Operations	4.41	(2.04)	1.50	2.00	0.02

Less Distributions:

Distributions from net realized capital gain	—	—	—	—	(0.04)

Net Asset Value, End of Year	$13.63	$9.22	$11.26	$9.76	$7.76

Total Return:	47.83%	(18.12)%	15.37%	25.77%	0.24%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$42,763	$30,335	$33,025	$21,565	$24,936
Ratio of expenses to average net assets	2.56%	2.63%	2.50%	2.71%	2.61%
Ratio of net investment loss to average net assets	(1.89)%	(1.91)%	(1.66)%	(1.82)%	(1.67)%
Portfolio turnover rate	26.48%	32.45%	38.37%	40.65%	41.48%

See footnotes on page 25.

24

Financial Highlights

Class I					Class R

	Year Ended December 31,		11/30/01* to 12/31/01		4/30/03* to 12/31/03

	2003	2002

Per Share Data:

Net Asset Value, Beginning of Period	$9.66	$11.63	$10.88		$10.27

Income (Loss) from Investment Operations:

Net investment loss	(0.06)	(0.06)	—			(0.11)

Net realized and unrealized gain (loss) on investments	4.88	(1.91)	0.75		4.15

Total from Investment Operations	4.82	(1.97)	0.75		4.04

Net Asset Value, End of Period	$14.48	$9.66	$11.63		$14.31

Total Return:	49.90%	(16.94)%	6.89%			39.34%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$6,585	$3,613	$110		$2
Ratio of expenses to average net assets	1.27%	1.26%	1.22	%†	2.03	%†
Ratio of net investment loss to average net assets	(0.60)%	(0.54)%	(0.75	)%†	(1.38	)%†
Portfolio turnover rate	26.48%	32.45%	38.37	%†††	26.48	%ø
Without expense reimbursement:**
Ratio of expenses to average net assets		1.30%	1.93	%†
Ratio of net investment loss to average net assets		(0.58)%	(1.46	)%†

*	Commencement of offering of shares.
**	The Manager, at its discretion, reimbursed expenses for certain periods presented.
†	Annualized.
††	For the year ended December 31, 1999.
†††	For the year ended December 31, 2001.
ø	For the year ended December 31, 2003.

See Notes to Financial Statements.

25

Report of Independent Auditors

The Board of Directors and Shareholders,
Seligman Small-Cap Value Fund of
Seligman Value Fund Series, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Small-Cap Value Fund (the “Fund”), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Small-Cap Value Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 20, 2004

26

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Small-Cap Value Fund is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

Robert B. Catell (66)[3,4]

Chairman and Chief Executive Officer of KeySpan Corporation (diversified energy, gas and electrical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director, Alberta Northeast Gas, Ltd., Boundary Gas Inc., Taylor Gas Liquids, Ltd., and The Houston Exploration Company (oil and gas exploration, development and production companies); Edison Electric Institute, New York State Energy Research and Development Authority, Independence Community Bank, Business Council of New York State, Inc., New York City Partnership, and the Long Island Association (business and civic organizations).

•	Director: April 2003 to Date
•	Oversees 60 Portfolios in Fund Complex

John R. Galvin (74)[2,4]

Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

•	Director: 1997 to Date
•	Oversees 61 Portfolios in Fund Complex

Alice S. Ilchman (68)[3,4]

President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

•	Director: 1997 to Date
•	Oversees 61 Portfolios in Fund Complex

Frank A. McPherson (70)[3,4]

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (integrated international oil corporation); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products) and the Federal Reserve System’s Kansas City Reserve Bank.

•	Director: 1997 to Date
•	Oversees 61 Portfolios in Fund Complex

See footnotes on page 30.

27

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Small-Cap Value Fund is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

John E. Merow (74)[2,4]

Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturer of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

•	Director: 1997 to Date
•	Oversees 61 Portfolios in Fund Complex

Betsy S. Michel (61)[2,4]

Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (international educational training). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).

•	Director: 1997 to Date
•	Oversees 61 Portfolios in Fund Complex

Leroy C. Richie (62)[2,4]

Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

•	Director: 2000 to Date
•	Oversees 60 Portfolios in Fund Complex

Robert L. Shafer (71)[3,4]		Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).
•	Director: 1997 to Date
•	Oversees 61 Portfolios in Fund Complex

James N. Whitson (68)[2,4]

Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc.

•	Director: 1997 to Date
•	Oversees 61 Portfolios in Fund Complex

See footnotes on page 30.

28

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Small-Cap Value Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (65)*

Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); and Director, Seligman Data Corp. Formerly, Director, Kerr-McGee Corporation (diversified energy company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

•	Director and Chairman of the Board: 1997 to Date
•	Oversees 61 Portfolios in Fund Complex

Brian T. Zino (51)*

Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Chairman, ICI Mutual Insurance Company.

•	Director: 1997 to Date
•	President: 1997 to Date
•	Chief Executive Officer: 2002 to Date
•	Oversees 61 Portfolios in Fund Complex

Neil T. Eigen (60)

Managing Director, J. & W. Seligman & Co. Incorporated. Vice President and Co-Portfolio Manager of Seligman Large-Cap Value Fund; Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Large-Cap Value Portfolio and Small-Cap Value Portfolio. Formerly, Senior Managing Director, Chief Investment Officer and Director of Equity Investing, Bear Stearns Asset Management.

•	Vice President and Co-Portfolio Manager: 1997 to Date

Richard S. Rosen (45)

Managing Director, J. & W. Seligman & Co. Incorporated. Vice President and Co-Portfolio Manager of Seligman Large-Cap Value Fund; Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Large-Cap Value Portfolio and Small-Cap Value Portfolio. Formerly, Senior Managing Director, Chief Investment Officer and Director of Equity Investing, Bear Stearns Asset Management.

•	Vice President and Co-Portfolio Manager: 1997 to Date

Thomas G. Rose (46)

Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds† and Seligman Data Corp.

•	Vice President: 2000 to Date

See footnotes on page 30.

29

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Small-Cap Value Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

Lawrence P. Vogel (47)

Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.

•	Vice President: 1997 to Date
•	Treasurer: 2000 to Date

Frank J. Nasta (39)

Managing Director, General Counsel, and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co. Incorporated, and Corporate Secretary, Seligman Henderson Co.

•	Secretary: 1997 to Date

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø

The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.

*

Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

30

Glossary of Financial Terms

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

31

Glossary of Financial Terms

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semi-annual compounding.

Securities and Exchange Commission —The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2003 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

32

EQVSC3 12/03

ITEM 2.	CODE OF ETHICS.
As of December 31, 2003, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert.  Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2003	2002

Audit Fees	$32,513	$32,175
Audit-Related Fees	–	–
Tax Fees	2,100	2,000
All Other Fees	949	1,305

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2003	2002

Audit-Related Fees	$126,130	$135,355
Tax Fees	7,500	18,450

2

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) review of certain internal controls of such shareholder service agent’s sub-agent; (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor; and (iv) actuarial services provided prior to May 6, 2003 to the registrant’s investment adviser and shareholder service agent (such services were no longer permitted to be performed for the shareholder service agent after May 5, 2003).  Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $137,627 and $158,414, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

3

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	CONTROLS AND PROCEDURES.

     (a)     The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

     (b)     The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 10.	EXHIBITS.
	(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN VALUE FUND SERIES, INC.:
     SELIGMAN SMALL-CAP VALUE FUND

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 5, 2004

By:	/S/LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 5, 2004

5

SELIGMAN VALUE FUND SERIES, INC.:
     SELIGMAN SMALL-CAP VALUE FUND

EXHIBIT INDEX
(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.

6